This financial information should be read in conjunction with State Street's news release dated July 27, 2016.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters						% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	2Q16 vs. 2Q15	2Q16 vs. 1Q16	2Q15	2Q16	YTD 2Q16 vs. YTD 2Q15
Revenue:
Fee revenue	$2,055	$2,076	$2,103	$2,044	$1,970	$2,053	(1.1)%	4.2%	$4,131	$4,023	(2.6)%
Net interest revenue	546	535	513	494	512	521	(2.6)	1.8	1,081	1,033	(4.4)
Net gains (losses) from sales of available-for-sale securities	—	(3)	(2)	—	2	(1)	nm	nm	(3)	1	nm
Net losses from other-than-temporary impairment	(1)	—	—	—	—	—	nm	nm	(1)	—	nm
Total revenue	2,600	2,608	2,614	2,538	2,484	2,573	(1.3)	3.6	5,208	5,057	(2.9)
Provision for loan losses	4	2	5	1	4	4	nm	nm	6	8	nm
Total expenses	2,097	2,134	1,962	1,857	2,050	1,860	(12.8)	(9.3)	4,231	3,910	(7.6)
Income before income tax expense	499	472	647	680	430	709	50.2	64.9	971	1,139	17.3
Income tax expense	94	54	67	103	62	92	70.4	48.4	148	154	4.1
Net income (loss) from minority interest	—	—	1	(1)	—	2	—	—	—	2	—
Net income	405	418	581	576	368	619	48.1	68.2	823	987	19.9
Net income available to common shareholders	373	389	539	547	319	585	50.4	83.4	762	904	18.6
Diluted earnings per common share	.89	.93	1.31	1.34	.79	1.47	58.1	86.1	1.83	2.25	23.0
Average diluted common shares outstanding (in thousands)	418,750	416,712	412,167	407,012	403,615	398,847	(4.3)	(1.2)	417,643	401,113	(4.0)
Cash dividends declared per common share	$.30	$.34	$.34	$.34	$.34	$.34	—	—	$.64	$.68	6.3
Closing price per share of common stock (as of quarter end)	73.53	77.00	67.21	66.36	58.52	53.92	(30.0)	(7.9)	77.00	53.92	(30.0)
Ratios:
Return on average common equity	7.9%	8.2%	11.3%	11.6%	6.8%	12.4%	51.2	82.4	8.0%	9.6%	20.0
Pre-tax operating margin	19.2	18.1	24.8	26.8	17.3	27.6	52.5	59.5	18.6	22.5	21.0
Common equity tier 1 risk-based capital[1]	12.0	12.0	12.0	12.5	12.3	12.0	—	(2.4)	12.0	12.0	—
Tier 1 risk-based capital[1]	14.0	14.7	14.7	15.3	14.9	15.0	2.0	0.7	14.7	15.0	2.0
Total risk-based capital[1]	16.1	16.8	16.8	17.4	17.1	17.1	1.8	—	16.8	17.1	1.8
Tier 1 leverage[1]	5.8	6.0	6.3	6.9	6.9	7.0	16.7	1.4	6.0	7.0	16.7
Tangible common equity[2]	6.0	6.5	6.6	6.8	6.7	6.7	3.1	—	6.5	6.7	3.1
At quarter-end:
Assets under custody and administration (in trillions)[3]	$28.49	$28.65	$27.27	$27.51	$26.94	$27.79	(3.0)	3.2	$28.65	$27.79	(3.0)
Asset under management (in trillions)	2.44	2.37	2.20	2.25	2.30	2.30	(3.0)	—	2.37	2.30	(3.0)
Total assets	279,448	294,544	247,235	245,155	243,685	255,386	(13.3)	4.8	294,544	255,386	(13.3)
Investment securities	112,857	101,463	97,560	100,022	102,298	103,121	1.6	0.8	101,463	103,121	1.6
Deposits	211,352	230,591	186,367	191,627	185,516	193,130	(16.2)	4.1	230,591	193,130	(16.2)
Long-term debt	9,146	9,058	11,986	11,497	10,323	11,924	31.6	15.5	9,058	11,924	31.6
Total shareholders' equity	20,670	21,347	21,343	21,103	21,496	22,073	3.4	2.7	21,347	22,073	3.4

1 In early 2014, we announced that we had completed our Basel III qualification period. As a result, our regulatory capital ratios as of March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016 presented in the table above have been calculated under the advanced approaches provisions of the Basel III final rule. Refer to page 16 of this earnings release addendum for additional information about our regulatory capital ratios as of March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016.

[2] Tangible common equity ratio is a non-GAAP measure. Refer to accompanying reconciliations on page 17 for additional information.
[3]  Included assets under custody of $21.98 trillion, $22.06 trillion, $20.95 trillion, $21.26 trillion, $20.79 trillion and $21.35 trillion as of March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016, respectively.

nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters						% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	2Q16 vs. 2Q15	2Q16 vs. 1Q16	2Q15	2Q16	YTD 2Q16 vs. YTD 2Q15
Reported Results
Fee revenue:
Servicing fees	$1,268	$1,319	$1,289	$1,277	$1,242	$1,239	(6.1)%	(0.2)%	$2,587	$2,481	(4.1)%
Management fees	301	304	287	282	270	293	(3.6)	8.5	605	563	(6.9)
Trading services:
Direct sales and trading	135	88	108	79	90	87	(1.1)	(3.3)	223	177	(20.6)
Indirect foreign exchange trading[2]	68	79	69	64	66	70	(11.4)	6.1	147	136	(7.5)
Total foreign exchange trading	203	167	177	143	156	157	(6.0)	0.6	370	313	(15.4)
Electronic foreign exchange services	48	44	46	37	44	43	(2.3)	(2.3)	92	87	(5.4)
Other trading, transition management and brokerage	73	70	71	67	72	67	(4.3)	(6.9)	143	139	(2.8)
Total brokerage and other trading services	121	114	117	104	116	110	(3.5)	(5.2)	235	226	(3.8)
Total trading services	324	281	294	247	272	267	(5.0)	(1.8)	605	539	(10.9)
Securities finance	101	155	113	127	134	156	0.6	16.4	256	290	13.3
Processing fees and other	61	17	120	111	52	98	476.5	88.5	78	150	92.3
Total fee revenue	2,055	2,076	2,103	2,044	1,970	2,053	(1.1)	4.2	4,131	4,023	(2.6)
Net interest revenue:
Interest revenue	642	629	614	603	629	620	(1.4)	(1.4)	1,271	1,249	(1.7)
Interest expense	96	94	101	109	117	99	5.3	(15.4)	190	216	13.7
Net interest revenue	546	535	513	494	512	521	(2.6)	1.8	1,081	1,033	(4.4)
Gains (losses) related to investment securities, net:
Net gains (losses) from sales of available-for-sale securities	—	(3)	(2)	—	2	(1)			(3)	1
Losses from other-than-temporary impairment	(1)	—	—	—	—	—			(1)	—
Gains (losses) related to investment securities, net	(1)	(3)	(2)	—	2	(1)			(4)	1
Total revenue	2,600	2,608	2,614	2,538	2,484	2,573	(1.3)	3.6	5,208	5,057	(2.9)
Provision for loan losses	4	2	5	1	4	4			6	8
Expenses:
Compensation and employee benefits	1,087	984	1,051	939	1,107	989	0.5	(10.7)	2,071	2,096	1.2
Information systems and communications	247	249	265	261	272	270	8.4	(0.7)	496	542	9.3
Transaction processing services	197	201	201	194	200	201	—	0.5	398	401	0.8
Occupancy	113	109	110	112	113	111	1.8	(1.8)	222	224	0.9
Acquisition and restructuring costs	6	3	10	6	104	20	566.7	(80.8)	9	124	1,277.8
Other	447	588	325	345	254	269	(54.3)	5.9	1,035	523	(49.5)
Total expenses	2,097	2,134	1,962	1,857	2,050	1,860	(12.8)	(9.3)	4,231	3,910	(7.6)
Income before income tax expense	499	472	647	680	430	709	50.2	64.9	971	1,139	17.3
Income tax expense	94	54	67	103	62	92	70.4	48.4	148	154	4.1
Net income (loss) from minority interest	—	—	1	(1)	—	2	—	—	—	2	—
Net income	$405	$418	$581	$576	$368	$619	48.1	68.2	$823	$987	19.9

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters						% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	2Q16 vs. 2Q15	2Q16 vs. 1Q16	2Q15	2Q16	YTD 2Q16 vs. YTD 2Q15
Adjustments to net income:
Dividends on preferred stock	$(31)	$(29)	$(42)	$(28)	$(49)	$(33)	13.8%	(32.7)%	$(60)	$(82)	36.7%
Earnings allocated to participating securities	(1)	—	—	(1)	—	(1)	—	—	(1)	(1)	—
Net income available to common shareholders	$373	$389	$539	$547	$319	$585	50.4	83.4	$762	$904	18.6
Earnings per common share:
Basic	$.90	$.95	$1.33	$1.36	$.80	$1.48	55.8	85.0	$1.85	$2.28	23.2
Diluted	.89	.93	1.31	1.34	.79	1.47	58.1	86.1	1.83	2.25	23.0
Average common shares outstanding:
Basic	412,225	410,674	406,612	402,041	399,421	394,160	(4.0)	(1.3)	411,445	396,790	(3.6)
Diluted	418,750	416,712	412,167	407,012	403,615	398,847	(4.3)	(1.2)	417,643	401,113	(4.0)
Cash dividends declared per common share	$.30	$.34	$.34	$.34	$.34	$.34	—	—	$.64	$.68	6.3
Closing price per share of common stock (as of quarter end)	73.53	77.00	67.21	66.36	58.52	53.92	(30.0)	(7.9)	77.00	53.92	(30.0)
Financial ratios:
Return on average common equity	7.9%	8.2%	11.3%	11.6%	6.8%	12.4%	51.2	82.4	8.0%	9.6%	20.0
Pre-tax operating margin	19.2	18.1	24.8	26.8	17.3	27.6	52.5	59.5	18.6	22.5	21.0
After-tax margin	15.6	16.0	22.2	22.7	12.8	22.7	41.9	77.3	14.6	17.9	22.6
Internal capital generation rate	5.3	5.3	8.3	8.7	3.9	9.6	81.1	146.2	5.3	6.8	28.3
Common dividend payout ratio	33.1	35.6	25.5	24.9	42.5	22.7	(36.2)	(46.6)	34.4	29.7	(13.7)

1 We calculate revenue for indirect foreign exchange using an attribution methodology. This methodology takes into consideration estimated effective mark-ups/downs and observed client volumes. Direct sales and trading revenue is total foreign exchange trading revenue excluding the revenue attributed to indirect foreign exchange.

nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of Quarter End						% Change
(Dollars in millions, except per share amounts)	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	2Q16 vs. 2Q15	2Q16 vs. 1Q16
Assets:
Cash and due from banks	$3,149	$3,084	$3,660	$1,207	$3,735	$4,673	51.5%	25.1%
Interest-bearing deposits with banks	83,398	116,728	68,361	75,338	65,032	75,169	(35.6)	15.6
Securities purchased under resale agreements	11,331	4,447	9,155	3,404	3,722	2,010	(54.8)	(46.0)
Trading account assets	1,145	1,373	1,223	849	873	890	(35.2)	1.9
Investment securities:
Investment securities available for sale	96,612	85,308	80,097	70,070	71,086	72,735	(14.7)	2.3
Investment securities held to maturity[1]	16,245	16,155	17,463	29,952	31,212	30,386	88.1	(2.6)
Total investment securities	112,857	101,463	97,560	100,022	102,298	103,121	1.6	0.8
Loans and leases[2]	18,278	18,547	19,019	18,753	19,140	19,788	6.7	3.4
Premises and equipment[3]	1,933	2,035	1,984	1,894	1,949	1,994	(2.0)	2.3
Accrued interest and fees receivable	2,281	2,385	2,271	2,346	2,371	2,399	0.6	1.2
Goodwill	5,663	5,729	5,716	5,671	5,733	5,671	(1.0)	(1.1)
Other intangible assets	1,892	1,871	1,820	1,768	1,749	1,682	(10.1)	(3.8)
Other assets	37,521	36,882	36,466	33,903	37,083	37,989	3.0	2.4
Total assets	$279,448	$294,544	$247,235	$245,155	$243,685	$255,386	(13.3)	4.8
Liabilities:
Deposits:
Non-interest-bearing	$72,704	$83,120	$58,426	$65,800	$54,248	$57,268	(31.1)	5.6
Interest-bearing -- U.S.	30,769	32,839	30,407	29,958	31,159	33,060	0.7	6.1
Interest-bearing -- Non-U.S.	107,879	114,632	97,534	95,869	100,109	102,802	(10.3)	2.7
Total deposits	211,352	230,591	186,367	191,627	185,516	193,130	(16.2)	4.1
Securities sold under repurchase agreements	10,158	10,978	7,760	4,499	4,224	4,350	(60.4)	3.0
Federal funds purchased	17	15	25	6	23	29	93.3	26.1
Other short-term borrowings	4,346	4,756	3,761	1,748	1,683	1,683	(64.6)	—
Accrued expenses and other liabilities	23,759	17,799	15,961	14,643	20,388	22,166	24.5	8.7
Long-term debt	9,146	9,058	11,986	11,497	10,323	11,924	31.6	15.5
Total liabilities	258,778	273,197	225,860	224,020	222,157	233,282	(14.6)	5.0
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series C, 5,000 shares issued and outstanding	491	491	491	491	491	491	—	—
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	742	—	—
Series E, 7,500 shares issued and outstanding	728	728	728	728	728	728	—	—
Series F, 7,500 shares issued and outstanding	—	742	742	742	742	742	—	—
Series G, 5,000 shares issued and outstanding	—	—	—	—	—	493	—	—
Common stock, $1 par, 750,000,000 shares authorized[4]	504	504	504	504	504	504	—	—
Surplus	9,744	9,744	9,742	9,746	9,739	9,767	0.2	0.3
Retained earnings	14,986	15,237	15,638	16,049	16,233	16,686	9.5	2.8
Accumulated other comprehensive income (loss)	(1,006)	(1,011)	(1,101)	(1,442)	(964)	(997)	(1.4)	3.4
Treasury stock, at cost[5]	(5,519)	(5,830)	(6,143)	(6,457)	(6,719)	(7,083)	21.5	5.4
Total shareholders' equity	20,670	21,347	21,343	21,103	21,496	22,073	3.4	2.7
Non-controlling interest-equity	—	—	32	32	32	31
Total equity	20,670	21,347	21,375	21,135	21,528	22,104
Total liabilities and equity	$279,448	$294,544	$247,235	$245,155	$243,685	$255,386	(13.3)	4.8

	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16
[1] Fair value of investment securities held to maturity	$16,417	$16,198	$17,536	$29,798	$31,555	$30,895
[2] Allowance for loan losses	41	43	48	46	47	51
[3] Accumulated depreciation for premises and equipment	4,653	4,780	4,768	4,820	4,929	3,164
[4] Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
[5] Treasury stock shares	92,569,079	96,125,524	100,086,970	104,227,647	108,316,401	114,229,535

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE AND PERIOD-END BALANCE SHEET TRENDS

	Quarters						% Change
Average Balance Sheet Mix	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	2Q16 vs. 2Q15	2Q16 vs. 1Q16
Investment securities and short-duration instruments	80.4%	81.8%	81.2%	79.9%	78.5%	78.4%	(4.2)%	(0.1)%
Loans and leases	7.0	6.6	7.0	8.2	8.3	8.1	22.7	(2.4)
Non-interest-earning assets	12.6	11.6	11.8	11.9	13.2	13.5	16.4	2.3
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Client funds bearing interest	59.9%	61.5%	61.6%	60.4%	59.0%	60.2%	(2.1)	2.0
Client funds not bearing interest	21.2	21.3	20.4	19.4	20.1	18.3	(14.1)	(9.0)
Other non-interest-bearing liabilities	6.9	5.6	5.1	5.6	6.3	7.0	25.0	11.1
Long-term debt and common shareholders' equity	11.2	10.7	11.8	13.4	13.4	13.1	22.4	(2.2)
Preferred shareholders' equity	0.8	0.9	1.1	1.2	1.2	1.4	55.6	16.7
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(Dollars in millions)	Quarters						% Change
Average Asset Backed Securities	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	2Q16 vs. 2Q15	2Q16 vs. 1Q16
Fixed	$1,293	$1,748	$2,231	$2,151	$2,045	$2,023	15.7%	(1.1)%
Floating	40,306	36,931	29,973	26,891	24,795	24,313	(34.2)	(1.9)
Total	$41,599	$38,679	$32,204	$29,042	$26,840	$26,336

(Dollars in millions)	Quarters						% Change
Investment Securities - Appreciation (Depreciation)	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	2Q16 vs. 2Q15	2Q16 vs. 1Q16
Held to maturity:
Amortized cost (book value)	$16,245	$16,155	$17,463	$29,952	$31,212	$30,386	88.1%	(2.6)%
Fair value	16,417	16,198	17,536	29,798	31,555	30,895	90.7	(2.1)
Appreciation (depreciation)	172	43	73	(154)	343	509	1,083.7	48.4
Available for sale:
Amortized cost	95,524	84,689	79,415	69,843	70,366	71,720	(15.3)	1.9
Fair value (book value)	96,612	85,308	80,097	70,070	71,086	72,735	(14.7)	2.3
Appreciation (depreciation)	1,088	619	682	227	720	1,015	64.0	41.0
Pre-tax depreciation related to securities available for sale transferred to held to maturity	(95)	(86)	(70)	23	(193)	(197)	129.1	2.1
Total pre-tax appreciation (depreciation) related to investment securities portfolio	1,165	576	685	96	870	1,327	130.4	52.5
Total after-tax appreciation (depreciation) related to investment securities portfolio	699	346	411	58	522	796	130.1	52.5

(Dollars in billions)	Quarters						% Change
Securities on Loan	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	2Q16 vs. 2Q15	2Q16 vs. 1Q16
Average securities on loan	$350	$356	$331	$341	$334	$348	(2.2)%	4.2%
End-of-period securities on loan	350	333	332	323	341	348	4.5	2.1

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND ADMINISTRATION

	Quarters						% Change
(Dollars in billions)	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	2Q16 vs. 2Q15	2Q16 vs. 1Q16
Assets Under Custody and Administration
By Product Classification:
Mutual funds	$7,073	$7,107	$6,698	$6,768	$6,728	$6,734	(5.2)%	0.1%
Collective funds	7,113	7,189	6,883	7,088	7,000	7,234	0.6	3.3
Pension products	5,745	5,830	5,497	5,510	5,197	5,496	(5.7)	5.8
Insurance and other products	8,560	8,524	8,187	8,142	8,018	8,322	(2.4)	3.8
Total Assets Under Custody and Administration	$28,491	$28,650	$27,265	$27,508	$26,943	$27,786	(3.0)	3.1
By Financial Instrument:
Equities	$15,660	$16,006	$14,223	$14,888	$14,433	$14,960	(6.5)	3.7
Fixed-income	9,157	8,939	9,470	9,264	9,199	9,530	6.6	3.6
Short-term and other investments	3,674	3,705	3,572	3,356	3,311	3,296	(11.0)	(0.5)
Total Assets Under Custody and Administration	$28,491	$28,650	$27,265	$27,508	$26,943	$27,786	(3.0)	3.1
By Geographic Location[1]:
North America	$21,554	$21,667	$20,536	$20,842	$20,505	$21,072	(2.7)	2.8
Europe/Middle East/Africa	5,590	5,621	5,452	5,387	5,159	5,356	(4.7)	3.8
Asia/Pacific	1,347	1,362	1,277	1,279	1,279	1,358	(0.3)	6.2
Total Assets Under Custody and Administration	$28,491	$28,650	$27,265	$27,508	$26,943	$27,786	(3.0)	3.1
Assets Under Custody[2]
By Product Classification:
Mutual funds	$6,786	$6,744	$6,369	$6,413	$6,363	$6,361	(5.7)	—
Collective funds	5,626	5,674	5,412	5,642	5,589	5,788	2.0	3.6
Pension products	5,160	5,243	4,921	4,944	4,673	4,947	(5.6)	5.9
Insurance and other products	4,406	4,403	4,245	4,259	4,163	4,258	(3.3)	2.3
Total Assets Under Custody	$21,978	$22,064	$20,947	$21,258	$20,788	$21,354	(3.2)	2.7
By Geographic Location[1]:
North America	$17,221	$17,255	$16,379	$16,664	$16,420	$16,756	(2.9)	2.0
Europe/Middle East/Africa	3,732	3,779	3,615	3,635	3,422	3,584	(5.2)	4.7
Asia/Pacific	1,025	1,030	953	959	946	1,014	(1.6)	7.2
Total Assets Under Custody	$21,978	$22,064	$20,947	$21,258	$20,788	$21,354	(3.2)	2.7

[1] Geographic mix is based on the location at which the assets are serviced.
[2] Assets under custody are a component of assets under custody and administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters						% Change
(Dollars in billions)	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	2Q16 vs. 2Q15	2Q16 vs. 1Q16
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$38	$36	$29	$32	$32	$32	(11.1)%	—%
Passive	1,434	1,386	1,237	1,294	1,295	1,275	(8.0)	(1.5)
Total Equity	1,472	1,422	1,266	1,326	1,327	1,307	(8.1)	(1.5)
Fixed-Income:
Active	17	17	16	18	17	17	—	—
Passive	306	303	300	294	310	318	5.0	2.6
Total Fixed-Income	323	320	316	312	327	335	4.7	2.4
Cash[1]	393	376	380	368	381	380	1.1	(0.3)
Multi-Asset-Class Solutions:
Active	31	29	26	17	17	17	(41.4)	—
Passive	84	89	85	86	92	100	12.4	8.7
Total Multi-Asset-Class Solutions	115	118	111	103	109	117	(0.8)	7.3
Alternative Investments[2]:
Active	17	18	17	17	18	18	—	—
Passive	123	120	113	119	134	144	20.0	7.5
Total Alternative Investments	140	138	130	136	152	162	17.4	6.6
Total Assets Under Management	$2,443	$2,374	$2,203	$2,245	$2,296	$2,301	(3.1)	0.2
By Geographic Location[3]:
North America	$1,549	$1,486	$1,409	$1,452	$1,491	$1,501	1.0	0.7
Europe/Middle East/Africa	566	563	500	489	496	492	(12.6)	(0.8)
Asia/Pacific	328	325	294	304	309	308	(5.2)	(0.3)
Total Assets Under Management	$2,443	$2,374	$2,203	$2,245	$2,296	$2,301	(3.1)	0.2

[1] Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
[2] Includes real estate investment trusts, currency and commodities, including SPDR® Gold Fund for which State Street is not the investment manager, but acts as distribution agent.
[3] Geographic mix is based on client location or fund management location.

Exchange-Traded Funds[1]
By Asset Class:
Alternative investments	$40	$37	$35	$34	$45	$54	45.9%	20.0%
Cash	1	2	3	3	3	2	—	(33.3)
Equity	356	342	323	350	349	348	1.8	(0.3)
Fixed-income	43	41	39	41	46	48	17.1	4.3
Total Exchange-Traded Funds	$440	$422	$400	$428	$443	$452	7.1	2.0

[1] Exchange-traded funds are a component of assets under management presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO CREDIT RATINGS

(Dollars in billions, book value)	U.S. Treasuries & Agencies	AAA	AA	A	BBB	<BBB	Not Rated	Total	Unrealized MTM Gain/(Loss) (in millions)(1)
6/30/2016	$48.1	$33.6	$13.5	$4.6	$1.7	$0.8	$—	$102.3	$796
	47%	33%	13%	4%	2%	1%	—%	100%
12/31/2015	$45.3	$34.7	$12.5	$4.7	$1.6	$1.0	$—	$99.8	$58
	45%	35%	12%	5%	2%	1%	—%	100%
12/31/2014	$36.4	$45.8	$18.6	$7.2	$2.2	$1.6	$0.1	$111.9	$487
	32%	41%	17%	6%	2%	2%	—%	100%
12/31/2013	$29.6	$51.7	$22.4	$7.7	$3.4	$2.2	$0.1	$117.1	$(213)
	26%	44%	19%	6%	3%	2%	—%	100%
12/31/2012	$37.6	$46.0	$22.7	$8.5	$3.2	$2.1	$0.1	$120.2	$697
	31%	38%	19%	7%	3%	2%	—%	100%

(1) As of June 30, 2016 the after tax unrealized MTM gain/(loss) includes after-tax unrealized gain on securities available for sale of $477 million, after-tax unrealized gain on securities held to maturity of $305 million and after-tax unrealized gain primarily related to securities previously transferred from available for sale to held to maturity of $14 million.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Ratings
	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Book Value (In billions)(1)	Book Value (% Total)	Unrealized After-tax MTM Gain/(Loss) (In millions)(2)	Fixed Rate/ Floating Rate
Government & agency securities	83%	8%	4%	5%	—%	—%	—%	$33.6	32.8%	$346	98% / 2%
Asset-backed securities	—	77	18	3	1	1	—	25.9	25.3	(131)	8% / 92%
Student loans	—	55	43	2	—	—	—	8.7	33.6	(155)
Credit cards	—	100	—	—	—	—	—	2.9	11.2	(12)
Auto & equipment	—	95	5	—	—	—	—	2.7	10.5	(2)
Non-US residential mortgage backed securities	—	86	7	4	1	2	—	9.2	35.5	37
Collateralized loan obligation	—	99	1	—	—	—	—	1.9	7.3	17
Sub-prime	—	7	13	21	11	48	—	0.4	1.5	(16)
Other	—	—	99	1	—	—	—	0.1	0.4	—
Mortgage-backed securities	92	6	—	—	—	2	—	21.3	20.8	194	88% / 12%
Agency MBS	100	—	—	—	—	—	—	19.5	91.5	177
Non-Agency MBS	—	72	3	1	5	19	—	1.8	8.5	17
CMBS	24	71	3	1	—	1	—	3.2	3.1	19	62% / 38%
Corporate bonds	—	—	12	46	41	1	—	3.5	3.5	27	89% / 11%
Covered bonds	—	100	—	—	—	—	—	3.4	3.3	14	16% / 84%
Municipal bonds	—	29	66	5	—	—	—	8.0	7.0	306	99% / 1%
Clipper tax-exempt bonds/other	—	45	42	12	—	—	1	3.4	3.4	21	24% / 76%
Total Portfolio	47%	33%	13%	4%	2%	1%	—%	$102.3	100.0%	$796	67% / 33%

(1) Portfolio amounts are expressed at book value; book value includes the amortized cost of transferred securities at the time they were transferred.
(2) At June 30, 2016 the after-tax unrealized MTM gain/(loss) includes after-tax unrealized gain on securities available for sale of $477 million, after-tax unrealized gain on securities held to maturity of $305 million and after-tax unrealized gain primarily related to securities previously transferred from available for sale to held to maturity of $14 million.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

			Book Value (In billions)
June 30, 2016	Book Value (In billions)	Average Rating	Gov't/Agency(1)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other
United Kingdom	$6.7	AAA	$—	$4.7	$1.1	$0.3	$0.6	$—
Australia	4.4	AAA	0.5	1.7	0.3	0.3	0.7	0.9
Canada	2.7	AAA	1.9	—	—	0.2	0.6	—
Netherlands	2.1	AAA	—	1.9	0.1	—	0.1	—
Japan	1.6	AAA	1.6	—	—	—	—	—
Germany	1.4	A	0.1	—	1.3	—	—	—
Korea	1.0	AA	1.0	—	—	—	—	—
France	0.9	AAA	0.1	0.1	0.2	0.1	0.4	—
Italy	0.7	AA	—	0.5	0.2	—	—	—
Norway	0.6	AAA	—	—	0.1	—	0.5	—
Finland	0.3	AAA	—	—	0.1	—	0.2	—
Spain	0.2	A	—	0.1	0.1	—	—	—
Portugal	0.1	BB	—	0.1	—	—	—	—
Other	1.2	AA	0.6	0.1	—	0.2	0.3	—
Total Non-U.S. Investments(2)	$23.9		$5.8	$9.2	$3.5	$1.1	$3.4	$0.9
U.S. Investments	78.4
Total Portfolio	$102.3

(1) Sovereign debt is reflected in the government agency column.
(2) Country of collateral used except for corporates where country of issuer is used; excludes equity securities of approximately $20.3 million.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

     In addition to presenting State Street’s financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful analysis and comparisons of trends with respect to State Street's normal ongoing business operations from period to period, as well as additional information (such as capital ratios calculated under regulatory standards scheduled to be effective in the future or other standards) that management uses in evaluating State Street’s business and activities.

     Management believes that operating-basis financial information, which excludes the impact of revenue and expenses outside of State Street's normal course of business (such as acquisitions and restructuring charges), facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Excluding the impact of revenue and expenses outside of State Street's normal course of business (such as acquisition and restructuring charges) provides additional insight into our underlying margin and profitability. Our operating-basis presentation also reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, in a fully taxable-equivalent basis. Taxable-equivalent revenue allows management to provide more meaningful comparisons of yields and margins on assets and to evaluate investment opportunities with different tax profiles. Management also believes that the use of other non-GAAP financial measures in the calculation of identified capital ratios is useful to understanding State Street's capital position and is of interest to investors. Additionally, management presents revenue and expense measures on a constant currency (non-GAAP) basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

	Quarters						% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	2Q16 vs. 2Q15	2Q16 vs. 1Q16	2Q15	2Q16	YTD 2Q16 vs. YTD 2Q15
Total Revenue:
Total revenue, GAAP-basis	$2,600	$2,608	$2,614	$2,538	$2,484	$2,573	(1.3)%	3.6%	$5,208	$5,057	(2.9)%
Adjustment to processing fees and other revenue (see below)	53	98	12	31	63	34			151	97
Adjustment to net interest revenue (see below)	19	21	16	19	27	25			40	52
Adjustment to servicing and management fee revenue (see below)	—	—	—	—	—	43			—	43
Total revenue, operating-basis	$2,672	$2,727	$2,642	$2,588	$2,574	$2,675	(1.9)	3.9	$5,399	$5,249	(2.8)

Fee Revenue:
Total fee revenue, GAAP-basis	$2,055	$2,076	$2,103	$2,044	$1,970	$2,053	(1.1)	4.2	$4,131	$4,023	(2.6)
Tax-equivalent adjustment associated with tax-advantaged investments	53	98	95	113	63	87			151	150
Gain on sale of CRE and CRE loan extinguishment / paydown	—	—	(83)	(82)	—	—			—	—
Gain on sale of WM/Reuters Business	—	—	—	—	—	(53)			—	(53)
Expense billing matter, net	—	—	—	—	—	43			—	43
Total fee revenue, operating-basis	$2,108	$2,174	$2,115	$2,075	$2,033	$2,130	(2.0)	4.8	$4,282	$4,163	(2.8)

Servicing Fees:
Total servicing fees, GAAP-basis	$1,268	$1,319	$1,289	$1,277	$1,242	$1,239	(6.1)	(0.2)	$2,587	$2,481	(4.1)
Expense billing matter	—	—	—	—	—	48			—	48
Total servicing fees, operating-basis	$1,268	$1,319	$1,289	$1,277	$1,242	$1,287	(2.4)	3.6	$2,587	$2,529	(2.2)

Management Fees:
Total management fees, GAAP-basis	$301	$304	$287	$282	$270	$293	(3.6)	8.5	$605	$563	(6.9)
Expense billing matter	—	—	—	—	—	(5)			—	(5)
Total management fees, operating-basis	$301	$304	$287	$282	$270	$288	(5.3)	6.7	$605	$558	(7.8)

Processing Fees and Other Revenue:
Total processing fees and other revenue, GAAP-basis	$61	$17	$120	$111	$52	$98	476.5	88.5	$78	$150	92.3
Tax-equivalent adjustment associated with tax-advantaged investments	53	98	95	113	63	87			151	150
Gain on sale of CRE and CRE loan extinguishment / paydown	—	—	(83)	(82)	—	—			—	—
Gain on sale of WM/Reuters Business	—	—	—	—	—	(53)			—	(53)
Total processing fees and other revenue, operating-basis	$114	$115	$132	$142	$115	$132	14.8	14.8	$229	$247	7.9

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	2Q16 vs. 2Q15		2Q16 vs. 1Q16		2Q15	2Q16	YTD 2Q16 vs. YTD 2Q15
Net Interest Revenue & Net Interest Margin:
Net interest revenue, GAAP-basis	$546	$535	$513	$494	$512	$521	(2.6)%		1.8%		$1,081	$1,033	(4.4)%
Tax-equivalent adjustment associated with tax-exempt investment securities	44	44	43	42	42	40					88	82
Net interest revenue, fully taxable-equivalent basis[1]	590	579	556	536	554	561					1,169	1,115
Average interest earning assets[1]	226,359	233,411	221,424	200,899	194,081	198,243					229,905	196,162
Net interest margin, fully taxable-equivalent basis[1]	1.06%	1.00%	1.00%	1.06%	1.15%	1.14%	14	bps	(10)	bps	1.03%	1.14%	11	bps

Net interest revenue, fully taxable-equivalent basis[1]	$590	$579	$556	$536	$554	$561					$1,169	1,115
Discount accretion associated with former conduit securities	(25)	(23)	(27)	(23)	(15)	(15)					(48)	(30)
Net interest revenue, operating-basis[1]	565	556	529	513	539	546	(1.8)		1.3		1,121	1,085	(3.2)
Average interest earning assets[1]	226,359	233,411	221,424	200,899	194,081	198,243					229,905	196,162
Net interest margin, operating-basis[1]	1.01%	0.96%	0.95%	1.01%	1.12%	1.11%	15	bps	(1)	bps	0.98%	1.11%	13	bps
Effect of discount accretion	0.05%	0.04%	0.05%	0.05%	0.03%	0.03%					0.05%	0.03%

Expenses:
Total expenses, GAAP-basis	$2,097	$2,134	$1,962	$1,857	$2,050	$1,860	(12.8)%		(9.3)%		$4,231	$3,910	(7.6)%
Severance costs associated with staffing realignment	1	—	(75)	1	(3)	3					1	—
Provisions for legal contingencies	(150)	(250)	—	(15)	—	—					(400)	—
Expense billing matter, net	—	—	—	(17)	—	(15)					—	(15)
Acquisition costs	(5)	(3)	(7)	(5)	(7)	(7)					(8)	(14)
Restructuring charges, net	(1)	—	(3)	(1)	(97)	(13)					(1)	(110)
Total expenses, operating-basis	$1,942	$1,881	$1,877	$1,820	$1,943	$1,828	(2.8)		(5.9)		$3,823	$3,771	(1.4)

Compensation and Employee Benefits Expenses:
Total compensation and employee benefits expenses, GAAP-basis	$1,087	$984	$1,051	$939	$1,107	$989	0.5		(10.7)		$2,071	$2,096	1.2
Severance costs associated with staffing realignment	1	—	(75)	1	(3)	3					1	—
Total compensation and employee benefits expenses, operating-basis	$1,088	$984	$976	$940	$1,104	$992	0.8		(10.1)		$2,072	$2,096	1.2

Other Expenses:
Total other expenses, GAAP-basis	$447	$588	$325	$345	$254	$269	(54.3)		5.9		$1,035	$523	(49.5)
Provisions for legal contingencies	(150)	(250)	—	(15)	—	—					(400)	—
Expense billing matter, net	—	—	—	(17)	—	(15)					—	(15)
Total other expenses, operating-basis	$297	$338	$325	$313	$254	$254	(24.9)		—		$635	$508	(20.0)

Income Before Income Tax Expense:
Income before income tax expense, GAAP-basis	$499	$472	$647	$680	$430	$709	50.2		64.9		$971	$1,139	17.3
Net pre-tax effect of non-operating adjustments to revenue and expenses	227	372	113	87	197	134					599	331
Income before income tax expense, operating-basis	$726	$844	$760	$767	$627	$843	(0.1)		34.4		$1,570	$1,470	(6.4)

Pre-tax operating margin:
Pre-tax operating margin, GAAP-basis	19.2%	18.1%	24.8%	26.8%	17.3%	27.6%					18.6%	22.5%
Net effect of non-operating adjustments	8.0	12.8	4.0	2.8	7.1	3.9					10.5	5.5
Pre-tax operating margin, operating-basis[2]	27.2%	30.9%	28.8%	29.6%	24.4%	31.5%					29.1%	28.0%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters						% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	2Q16 vs. 2Q15	2Q16 vs. 1Q16	2Q15	2Q16	YTD 2Q16 vs. YTD 2Q15
Income Tax Expense:
Income tax expense, GAAP-basis	$94	$54	$67	$103	$62	$92	70.4%	48.4%	$148	$154	4.1%
Aggregate tax-equivalent adjustments	97	142	138	155	105	127			239	232
Italian deferred tax liability	—	—	25	(33)	—	—			—	—
Net tax effect of non-operating adjustments	16	54	13	18	15	10			70	25
Income tax expense, operating-basis	$207	$250	$243	$243	$182	$229	(8.4)	25.8	$457	$411	(10.1)

Effective Tax Rate:
Income before income tax expense, operating-basis	$726	$844	$760	$767	$627	$843	(0.1)	34.4	$1,570	$1,470	(6.4)
Income tax expense, operating-basis	207	250	243	243	182	229			457	411
Effective tax rate, operating-basis	28.4%	29.6%	32.0%	31.8%	29.1%	27.0%	(8.8)	(7.2)	29.1%	27.9%	(4.1)

Net Income Available to Common Shareholders:
Net income available to common shareholders, GAAP-basis	$373	$389	$539	$547	$319	$585	50.4	83.4	$762	$904	18.6
Net after-tax effect of non-operating adjustments to processing fees and other revenue, net interest revenue, expenses and income tax expense	114	176	(63)	(53)	77	(3)			290	74
Net income available to common shareholders, operating-basis	$487	$565	$476	$494	$396	$582	3.0	47.0	$1,052	$978	(7.0)

Diluted Earnings per Common Share:
Diluted earnings per common share, GAAP-basis	$.89	$.93	$1.31	$1.34	$.79	$1.47	58.1	86.1	$1.83	$2.25	23.0
Severance costs associated with staffing realignment	—	—	.11	—	.01	(.01)			—	—
Provisions for legal contingencies	.36	.37	—	.02	—	—			.73	—
Expense billing matter, net	—	—	—	.03	—	.10			—	.10
Acquisition costs	.01	—	.01	.01	.01	.01			.01	.02
Restructuring charges, net	—	—	—	—	.15	.02			—	.17
Effect on income tax of non-operating adjustments	(.06)	.08	.02	(.04)	.04	(.01)			.02	.04
Discount accretion associated with former conduit securities	(.04)	(.02)	(.04)	(.03)	(.02)	(.02)			(.07)	(.04)
Gain on sale of CRE and CRE loan extinguishment / paydown	—	—	(.12)	(.12)	—	—			—	—
Italian deferred tax liability	—	—	(.14)	—	—	—			—	—
Gain on sale of WM/Reuters Business	—	—	—	—	—	(.10)			—	(.10)
Diluted earnings per common share, operating-basis	$1.16	$1.36	$1.15	$1.21	$.98	$1.46	7.4	49.0	$2.52	$2.44	(3.2)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	2Q16 vs. 2Q15		2Q16 vs. 1Q16		2Q15	2Q16	YTD 2Q16 vs. YTD 2Q15
Return on Average Common Equity:
Return on average common equity, GAAP-basis	7.9%	8.2%	11.3%	11.6%	6.8%	12.4%	420	bps	560	bps	8.0%	9.6%	160	bps
Severance costs associated with staffing realignment	—	—	1.0	—	—	(.1)					—	—
Provisions for legal contingencies	3.2	3.3	—	.2	—	—					3.2	—
Expense billing matter, net	—	—	—	.3	—	.8					—	.4
Acquisition costs	.1	—	.1	.1	.1	.1					.1	.1
Restructuring charges, net	—	—	—	—	1.3	.2					—	.7
Effect on income tax of non-operating adjustments	(.5)	.7	.1	(.3)	.4	(.1)					.1	.2
Discount accretion associated with former conduit securities	(.3)	(.3)	(.3)	(.3)	(.2)	(.2)					(.3)	(.2)
Gain on sale of CRE and CRE loan extinguishment / paydown	—	—	(1.0)	(1.1)	—	—					—	—
Italian deferred tax liability	—	—	(1.2)	—	—	—					—	—
Gain on sale of WM/Reuters Business	—	—	—	—	—	(0.8)					—	(0.4)
Return on average common equity, operating-basis	10.4%	11.9%	10.0%	10.5%	8.4%	12.3%	40	bps	390	bps	11.1%	10.4%	(70)	bps

Fee Operating Leverage:
Total fee revenue, operating-basis (as reconciled above)	$2,108	$2,174	$2,115	$2,075	$2,033	$2,130	(2.02)%				$4,282	$4,163	(2.78)%
Total expenses, operating-basis (as reconciled above)	1,942	1,881	1,877	1,820	1,943	1,828	(2.82)				3,823	3,771	(1.36)
Fee operating leverage							80	bps					(142)	bps

Operating Leverage:
Total revenue, operating-basis (as reconciled above)	$2,672	$2,727	$2,642	$2,588	$2,574	$2,675	(1.91)%				$5,399	$5,249	(2.78)%
Total expenses, operating-basis (as reconciled above)	1,942	1,881	1,877	1,820	1,943	1,828	(2.82)				3,823	3,771	(1.36)
Operating leverage							91	bps					(142)	bps

[1] Fully taxable-equivalent net interest margin for the periods presented above represented fully taxable-equivalent net interest revenue composed of GAAP-basis net interest revenue plus tax-equivalent adjustments, on an annualized basis, as a percentage of average total interest-earning assets for the quarters presented.

[2] Pre-tax operating margin for the first, second, third and fourth quarters of 2015 and first and second quarters of 2016 was calculated by dividing income before income tax expense by total revenue.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF CONSTANT CURRENCY FX IMPACTS

GAAP-Basis Quarter Comparison
	Reported			Currency Translation Impact		Excluding Currency Impact		% Change
(Dollars in millions)	2Q15	1Q16	2Q16	2Q16 vs. 1Q16	2Q16 vs. 2Q15	2Q16 vs. 1Q16	2Q16 vs. 2Q15	2Q16 vs. 1Q16	2Q16 vs. 2Q15
GAAP-Basis Results:
Fee revenue	$2,076	$1,970	$2,053	$8	$(10)	$2,045	$2,063	3.8%	(1.5)%
NIR	535	512	521	1	(2)	520	523	1.6	(2.8)
Total revenue	2,608	2,484	2,573	9	(12)	2,564	2,585	3.2	(1.7)
Total expenses	2,134	2,050	1,860	9	(12)	1,851	1,872	(9.7)	(13.3)

GAAP-Basis YTD Comparison
	Reported		Currency Translation Impact	Excluding Currency Impact	% Change
(Dollars in millions)	YTD 2Q15	YTD 2Q16	YTD 2Q16 vs YTD 2Q15	YTD 2Q16	YTD 2Q16 vs. YTD 2Q15
GAAP-Basis Results:
Fee revenue	$4,131	$4,023	$(25)	$4,048	(2.0)%
NIR	1,081	1,033	(6)	1,039	(3.9)
Total revenue	5,208	5,057	(31)	5,088	(2.3)
Total expenses	4,231	3,910	(26)	3,936	(7.0)

Operating-Basis Quarter Comparison
	Reported			Currency Translation Impact		Excluding Currency Impact		% Change
(Dollars in millions)	2Q15	1Q16	2Q16	2Q16 vs. 1Q16	2Q16 vs. 2Q15	2Q16 vs. 1Q16	2Q16 vs. 2Q15	2Q16 vs. 1Q16	2Q16 vs. 2Q15
Operating-Basis Results:
Fee revenue	$2,174	$2,033	$2,130	$8	$(10)	$2,122	$2,140	4.4%	(2.4)%
NIR	556	539	546	1	(2)	545	548	1.1	(2.0)
Total revenue	2,727	2,574	2,675	9	(12)	2,666	2,687	3.6	(2.2)
Total expenses	1,881	1,943	1,828	9	(12)	1,819	1,840	(6.4)	(3.3)

Operating-Basis YTD Comparison
	Reported		Currency Translation Impact	Excluding Currency Impact	% Change
(Dollars in millions)	YTD 2Q15	YTD 2Q16	YTD 2Q16	YTD 2Q16	YTD 2Q16 vs. YTD 2Q15
Operating-Basis Results:
Fee revenue	$4,282	$4,163	$(25)	$4,188	(2.2)%
NIR	1,121	1,085	(6)	1,091	(2.7)
Total revenue	5,399	5,249	(31)	5,280	(2.2)
Total expenses	3,823	3,771	(26)	3,797	(0.7)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

     The accompanying materials present capital ratios in addition to, or adjusted from, those calculated in conformity with applicable regulatory requirements. These include capital ratios based on tangible common equity, as well as capital ratios adjusted to reflect our estimate of the impact of the relevant Basel III requirements, as specified in the July 2013 final rule issued by the Board of Governors of the Federal Reserve System, referred to as the Basel III final rule. These non-regulatory and adjusted capital measures are non-GAAP financial measures. Management currently calculates the non-GAAP capital ratios presented in the news release to aid in its understanding of State Street’s capital position under a variety of standards, including currently applicable and transitioning regulatory requirements. Management believes that the use of the non-GAAP capital ratios presented in the accompanying materials similarly aids in an investor's understanding of State Street's capital position and therefore is of interest to investors.

     The common equity tier 1 risk-based capital, or CET1, tier 1 risk-based capital, total risk-based capital and tier 1 leverage ratios have each been calculated in conformity with applicable regulatory requirements as of the dates that each was first publicly disclosed. The capital component, or numerator, of these ratios was calculated in conformity with the provisions of the Basel III final rule. As of March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016, the total risk-weighted assets component, or denominator, used in the calculation of the CET1, tier 1 risk-based capital and total risk-based capital ratios were each calculated in conformity with the advanced approaches and standardized approach provisions of Basel III, as the case may be.

     The advanced approaches-based ratios (actual and estimated) included in this presentation reflect calculations and determinations with respect to our capital and related matters, based on State Street and external data, quantitative formula, statistical models, historical correlations and assumptions, collectively referred to as “advanced systems,” in effect and used by us for those purposes as of the respective date of each ratio’s first public announcement. Significant components of these advanced systems involve the exercise of judgment by us and our regulators, and these advanced systems may not, individually or collectively, precisely represent or calculate the scenarios, circumstances, outputs or other results for which they are designed or intended. Due to the influence of changes in these advanced systems, whether resulting from changes in data inputs, regulation or regulatory supervision or interpretation, State Street-specific or market activities or experiences or other updates or factors, we expect that our advanced systems and our capital ratios calculated in conformity with the Basel III framework will change and may be volatile over time, and that those latter changes or volatility could be material as calculated and measured from period to period.

     The tangible common equity, or TCE, ratio is an additional capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios are provided on page 17 of this earnings release addendum.

The following table presents State Street's regulatory capital ratios and underlying components, calculated in conformity with applicable regulatory requirements as described above.

	Quarters
	1Q15		2Q15		3Q15		4Q15		1Q16		2Q16
(Dollars in millions)	Basel III Advanced Approach[1]	Basel III Standardized Approach[2]	Basel III Advanced Approach[1]	Basel III Standardized Approach[2]	Basel III Advanced Approach[1]	Basel III Standardized Approach[2]	Basel III Advanced Approach[1]	Basel III Standardized Approach[2]	Basel III Advanced Approach[1]	Basel III Standardized Approach[2]	Basel III Advanced Approach[1]	Basel III Standardized Approach[2]
RATIOS:
Common equity tier 1 capital	12.0%	10.2%	12.0%	11.4%	12.0%	11.8%	12.5%	13.0%	12.3%	12.5%	12.0%	12.0%
Tier 1 capital	14.0	12.0	14.7	14.0	14.7	14.5	15.3	15.9	14.9	15.1	15.0	15.0
Total capital	16.1	13.7	16.8	16.0	16.8	16.6	17.4	18.1	17.1	17.3	17.1	17.1
Tier 1 leverage	5.8	5.8	6.0	6.0	6.3	6.3	6.9	6.9	6.9	6.9	7.0	7.0

Supporting Calculations:

Common equity tier 1 capital	$12,494	$12,494	$12,559	$12,559	$12,515	$12,515	$12,433	$12,433	$12,404	$12,404	$12,515	$12,515
Total risk-weighted assets	103,998	121,946	104,533	109,788	104,365	105,765	99,552	95,893	100,633	99,617	103,992	104,554
Common equity tier 1 risk-based capital	12.0%	10.2%	12.0%	11.4%	12.0%	11.8%	12.5%	13.0%	12.3%	12.5%	12.0%	12.0%

Tier 1 capital	$14,598	$14,598	$15,401	$15,401	$15,361	$15,361	$15,264	$15,264	$15,032	$15,032	$15,637	$15,637
Total risk-weighted assets	103,998	121,946	104,533	109,788	104,365	105,765	99,552	95,893	100,633	99,617	103,992	104,554
Tier 1 risk-based capital ratio	14.0%	12.0%	14.7%	14.0%	14.7%	14.5%	15.3%	15.9%	14.9%	15.1%	15.0%	15.0%

Total capital	$16,752	$16,752	$17,554	$17,554	$17,526	$17,583	$17,349	$17,403	$17,191	$17,248	$17,786	$17,864
Total risk-weighted assets	103,998	121,946	104,533	109,788	104,365	105,765	99,552	95,893	100,633	99,617	103,992	104,554
Total risk-based capital ratio	16.1%	13.7%	16.8%	16.0%	16.8%	16.6%	17.4%	18.1%	17.1%	17.3%	17.1%	17.1%

Tier 1 capital	$14,598	$14,598	$15,401	$15,401	$15,361	$15,361	$15,264	$15,264	$15,032	$15,032	$15,637	$15,637
Adjusted quarterly average assets	252,406	252,406	257,227	257,227	244,553	244,553	221,880	221,880	217,029	217,029	222,649	222,649
Tier 1 leverage ratio	5.8%	5.8%	6.0%	6.0%	6.3%	6.3%	6.9%	6.9%	6.9%	6.9%	7.0%	7.0%

1 CET1, tier 1 capital, total capital and tier 1 leverage ratios as of March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016 were calculated in conformity with the advanced approaches provisions of the Basel III final rule.

2 CET1, tier 1 capital, total capital, and tier 1 leverage ratios as of March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016 were calculated in conformity with the standardized approaches provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.
		Quarters
(Dollars in millions)		1Q15	2Q15	3Q15	4Q15	1Q16	2Q16
Consolidated total assets		$279,448	$294,544	$247,235	$245,155	$243,685	$255,386
Less:
Goodwill		5,663	5,729	5,716	5,671	5,733	5,671
Other intangible assets		1,892	1,871	1,820	1,768	1,749	1,682
Cash balances held at central banks in excess of required reserves		71,740	106,202	60,160	66,259	58,639	67,710
Adjusted assets		200,153	180,742	179,539	171,457	177,564	180,323
Plus related deferred tax liabilities		814	834	713	694	698	688
Total tangible assets	A	200,967	181,576	180,252	172,151	178,262	181,011
Consolidated total common shareholders' equity		$18,709	$18,643	$18,640	$18,399	$18,793	$18,877
Less:
Goodwill		5,663	5,729	5,716	5,671	5,733	5,671
Other intangible assets		1,892	1,871	1,820	1,768	1,749	1,682
Adjusted equity		11,154	11,043	11,104	10,960	11,311	11,524
Plus related deferred tax liabilities		814	834	713	694	698	688
Total tangible common equity	B	$11,968	$11,877	$11,817	$11,654	$12,009	$12,212
Tangible common equity ratio	B/A	6.0%	6.5%	6.6%	6.8%	6.7%	6.7%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF FULLY PHASED-IN CAPITAL RATIOS

Fully phased-in pro-forma estimates of common equity tier 1 capital include 100% of the accumulated other comprehensive income component of common shareholder’s equity, including accumulated other comprehensive income attributable to available-for-sale securities, cash flow hedges and defined benefit pension plans, as well as 100% of applicable deductions, including but not limited to, intangible assets net of deferred tax liabilities. Fully phased-in pro-forma estimates of tier 1 and total capital both reflect the transition of trust preferred capital securities from tier 1 capital to total capital. For both Basel III advanced and standardized approaches, fully phased-in pro-forma estimates of risk-weighted assets reflect the exclusion of intangible assets, offset by additions related to non-significant equity exposures and deferred tax assets related to temporary differences. All fully phased-in ratios are preliminary estimates, based on our interpretations of the Basel III final rule as of the date each such ratio was first announced publicly and as applied to our businesses and operations as of the date of such ratio.

The following tables reconcile our fully phased-in estimated pro-forma common equity tier 1 capital, tier 1 capital, total capital and tier 1 leverage ratios, calculated in conformity with the Basel III final rule, as of the dates indicated, to those same ratios calculated in conformity with the applicable regulatory requirements as of such dates.

As of June 30, 2016 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,515	$(454)	$12,061	$12,515	$(454)	$12,061
Tier 1 capital	15,637	(393)	15,244	15,637	(393)	15,244
Total capital	17,786	(438)	17,348	17,864	(438)	17,426
Risk weighted assets	103,992	65	104,057	104,554	61	104,615
Adjusted average assets	222,649	(282)	222,367	222,649	(282)	222,367

Capital ratios:
Common equity tier 1 capital	12.0%		11.6%	12.0%		11.5%
Tier 1 capital	15.0		14.6	15.0		14.6
Total capital	17.1		16.7	17.1		16.7
Tier 1 leverage	7.0		6.9	7.0		6.9

As of March 31, 2016 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,404	$(547)	$11,857	$12,404	$(547)	$11,857
Tier 1 capital	15,032	(486)	14,546	15,032	(486)	14,546
Total capital	17,191	(532)	16,659	17,248	(532)	16,716
Risk weighted assets	100,633	95	100,728	99,617	89	99,706
Adjusted average assets	217,029	(357)	216,672	217,029	(357)	216,672

Capital ratios:
Common equity tier 1 capital	12.3%		11.8%	12.5%		11.9%
Tier 1 capital	14.9		14.4	15.1		14.6
Total capital	17.1		16.5	17.3		16.8
Tier 1 leverage	6.9		6.7	6.9		6.7

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF FULLY PHASED-IN CAPITAL RATIOS

As of December 31, 2015 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,433	$(929)	$11,504	$12,433	$(929)	$11,504
Tier 1 capital	15,264	(1,076)	14,188	15,264	(1,076)	14,188
Total capital	17,349	(946)	16,403	17,403	(946)	16,457
Risk weighted assets	99,552	(405)	99,402	95,893	(382)	95,721
Adjusted average assets	221,880	(546)	221,334	221,880	(546)	221,334

Capital ratios:
Common equity tier 1 capital	12.5%		11.6%	13.0%		12.0%
Tier 1 capital	15.3		14.3	15.9		14.8
Total capital	17.4		16.5	18.1		17.2
Tier 1 leverage	6.9		6.4	6.9		6.4

As of September 30, 2015 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,515	$(855)	$11,660	$12,515	$(855)	$11,660
Tier 1 capital	15,361	(998)	14,363	15,361	(998)	14,363
Total capital	17,526	(868)	16,658	17,583	(868)	16,715
Risk weighted assets	104,365	(478)	103,887	105,765	(451)	105,314
Adjusted average assets	244,553	(488)	244,065	244,553	(488)	244,065

Capital ratios:
Common equity tier 1 capital	12.0%		11.2%	11.8%		11.1%
Tier 1 capital	14.7		13.8	14.5		13.6
Total capital	16.8		16.0	16.6		15.9
Tier 1 leverage	6.3		5.9	6.3		5.9

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF FULLY PHASED-IN CAPITAL RATIOS

As of June 30, 2015 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,559	$(846)	$11,713	$12,559	$(846)	$11,713
Tier 1 capital	15,401	(985)	14,416	15,401	(985)	14,416
Total capital	17,554	(855)	16,699	17,554	(855)	16,699
Risk weighted assets	104,533	(481)	104,052	109,788	(453)	109,335
Adjusted average assets	257,227	(295)	256,932	257,227	(295)	256,932

Capital ratios:
Common equity tier 1 capital	12.0%		11.3%	11.4%		10.7%
Tier 1 capital	14.7		13.9	14.0		13.2
Total capital	16.8		16.0	16.0		15.3
Tier 1 leverage	6.0		5.6	6.0		5.6

As of March 31, 2015 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,494	$(684)	$11,810	$12,494	$(684)	$11,810
Tier 1 capital	14,598	(827)	13,771	14,598	(827)	13,771
Total capital	16,752	(697)	16,055	16,752	(697)	16,055
Risk weighted assets	103,998	(552)	103,446	121,946	(520)	121,426
Adjusted average assets	252,406	(215)	252,191	252,406	(215)	252,191

Capital ratios:
Common equity tier 1 capital	12.0%		11.4%	10.2%		9.7%
Tier 1 capital	14.0		13.3	12.0		11.3
Total capital	16.1		15.5	13.7		13.2
Tier 1 leverage	5.8		5.5	5.8		5.5

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS

        In 2014, U.S. banking regulators issued final rules implementing a supplementary leverage ratio, or SLR, for certain bank holding companies, like State Street, and their insured depository institution subsidiaries, like State Street Bank. We refer to these final rules as the SLR final rule. Under the SLR final rule, upon implementation as of January 1, 2018, (i) State Street Bank must maintain an SLR of at least 6% to be well capitalized under the U.S. banking regulators’ Prompt Corrective Action framework and (ii) if State Street maintains an SLR of at least 5%, it is not subject to limitations on distribution and discretionary bonus payments under the SLR final rule. Beginning with reporting for March 31, 2015, State Street was required to include SLR disclosures with its other Basel disclosures.

        Estimated pro forma fully phased-in SLR ratios as of June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015 are preliminary estimates by State Street (in each case, fully phased-in as of January 1, 2018, as per the phase-in requirements of the SLR final rule), calculated based on our interpretations of the SLR final rule as of July 27, 2016 and as applied to our businesses and operations as of June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015.

     The following tables reconcile our estimated pro forma fully-phased in SLR ratios as of June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015 calculated in conformity with the SLR final rule, as described, to our SLR ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

	State Street			State Street Bank
As of June 30, 2016 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	15,637	A	15,244	15,734	15,377
On-and off-balance sheet leverage exposure	255,010		255,010	250,062	250,062
Less: regulatory deductions	(5,953)		(6,236)	(5,581)	(5,835)
Total assets for SLR	249,057	B	248,774	244,481	244,227
Supplementary Leverage Ratio	6.3%	A/B	6.1%	6.4%	6.3%

	State Street			State Street Bank
As of March 31, 2016 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,032	C	$14,546	$15,071	$14,628
On-and off-balance sheet leverage exposure	247,923		247,923	243,043	243,043
Less: regulatory deductions	(6,130)		(6,487)	(5,751)	(6,073)
Total assets for SLR	241,793	D	241,436	237,292	236,970
Supplementary Leverage Ratio	6.2%	C/D	6.0%	6.4%	6.2%

	State Street			State Street Bank
As of December 31, 2015 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,264	E	$14,188	$14,647	$13,869
On-and off-balance sheet leverage exposure	252,752		252,752	247,736	247,736
Less: regulatory deductions	(5,895)		(6,440)	(5,536)	(6,036)
Total assets for SLR	246,857	F	246,312	242,200	241,700
Supplementary Leverage Ratio	6.2%	E/F	5.8%	6.0%	5.7%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS (Continued)

	State Street			State Street Bank
As of September 30, 2015 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,361	G	$14,363	$14,863	$14,162
On-and off-balance sheet leverage exposure	276,673		276,673	271,347	271,347
Less: regulatory deductions	(5,911)		(6,399)	(5,550)	(5,993)
Total assets for SLR	270,762	H	270,274	265,797	265,354
Supplementary Leverage Ratio	5.7%	G/H	5.3%	5.6%	5.3%

	State Street			State Street Bank
As of June 30, 2015 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,401	I	$14,416	$14,352	$13,667
On-and off-balance sheet leverage exposure	291,875		291,875	286,851	286,851
Less: regulatory deductions	(6,138)		(6,930)	(5,776)	(6,515)
Total assets for SLR	285,737	J	284,945	281,075	280,336
Supplementary Leverage Ratio	5.4%	I/J	5.1%	5.1%	4.9%

	State Street			State Street Bank
As of March 31, 2015 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$14,598	K	$13,772	$13,770	$13,245
On-and off-balance sheet leverage exposure	288,932		288,932	284,060	284,060
Less: regulatory deductions	(6,088)		(6,898)	(5,734)	(6,489)
Total assets for SLR	282,844	L	282,034	278,326	277,571
Supplementary Leverage Ratio	5.2%	K/L	4.9%	4.9%	4.8%